UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):         DECEMBER 12, 2002


                           SELECT COMFORT CORPORATION
             (Exact name of registrant as specified in its charter)


        MINNESOTA                   0-25121                  41-1597886
(State of Incorporation)       (Commission File            (IRS Employer
                                      Number)                Identification No.)


        6105 TRENTON LANE NORTH
        MINNEAPOLIS, MINNESOTA                       55442
        (Address of principal                      (Zip Code)
             executive offices)


Registrant's telephone number, including area code: (763) 551-7000





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ITEM 9.  REGULATION FD DISCLOSURE.

     On December 12, 2002, the registrant issued a press release, as follows:



FOR IMMEDIATE RELEASE                    CONTACT:  Ann Folkman (763) 551-7496
                                                   Select Comfort Corporation
                                                   ann.folkman@selectcomfort.com

                 SELECT COMFORT CORPORATION ELECTS TRUDY RAUTIO,
               CARLSON COMPANIES EXECUTIVE, TO BOARD OF DIRECTORS

     MINNEAPOLIS, MINN. (December 12, 2002) - Select Comfort Corporation (NASDAQ: SCSS), the nation's leading bed retailer and creator of the SLEEP NUMBER(R) bed, today announced that it has elected Trudy Rautio, chief financial officer and executive vice president of Carlson Consumer Group, to its board of directors.

     Carlson Consumer Group -- which includes Carlson Hospitality Worldwide and Carlson Leisure Travel -- is comprised of the consumer businesses of Carlson Companies, and has operations in hotels, resorts, restaurants, cruise ships and travel agencies throughout the world. Rautio previously served as chief financial officer of Jostens, Inc., and as a senior financial executive at The Pillsbury Company.

     "Trudy Rautio is a high-integrity business leader with deep financial expertise and a strong record of achievement at Carlson Companies and throughout her career," said Bill McLaughlin, Select Comfort president and chief executive officer. "She's an independent thinker with valuable experience in large consumer products and services companies, domestic and global. Her perspective will be important to Select Comfort, as we accelerate our profitable growth strategy."

     Rautio will serve as a member of the Select Comfort board of directors' audit committee.

     Rautio is a member of: the board of directors of HIRED, a non-profit organization assisting the unemployed; the Minnesota Women's Economic Roundtable; the American Institute of Certified Public Accountants; the Institute of Management Accountants; and the Financial Executives Institute. She is also a volunteer for the United Way and the American Heart Association.

     Founded in 1987, Select Comfort Corporation is the nation's leading bed retailer (1), holding 27 U.S. issued or pending patents for its personalized sleep products. The company designs, manufactures and markets a line of adjustable-firmness mattresses featuring air-chamber technology, branded the Sleep Number(R) bed, as well as foundations and sleep accessories. Select Comfort's products are sold through its 328 retail stores located nationwide, including leased departments in Bed Bath & Beyond stores; through selected bedding retailers; through its national direct marketing operations; and on the Internet at WWW.SELECTCOMFORT.COM.

                                      ###

(1) TOP 25 BEDDING RETAILERS, FURNITURE TODAY, AUGUST 12, 2002



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SELECT COMFORT CORPORATION
                                        (Registrant)


Dated:  December 12, 2002               By:     /S/ MARK A. KIMBALL
                                           -------------------------------------

                                        Title:      SENIOR VICE PRESIDENT
                                              ----------------------------------




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